Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of October 18, 2017, by and between JPMORGAN CHASE BANK, N.A., (“JPMorgan”) as Administrative Agent (in such capacity, “Administrative Agent”), the Lenders party hereto (each a “Lender” and collectively, the “Lenders”) including JPMorgan in its capacity as a Lender, the Loan Parties party hereto and THE MEET GROUP, INC., a Delaware corporation (“Borrower”).
RECITALS
A.Administrative Agent, Lenders, the Loan Parties and Borrower have entered into that certain Amended and Restated Credit Agreement dated as of September 18, 2017 (as amended from time to time, the “Credit Agreement”).
B.Lenders have extended credit to Borrower for the purposes permitted in the Credit Agreement.
C.The Borrower, the Loan Parties, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.
2.Amendments to Credit Agreement.
2.1    Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended and restated by amending and restating the definition of “EBITDA” as follows:
“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, (v) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period and (vi) any non-recurring fees, cash charges and other cash expenses (including severance costs) made or incurred in connection with the Transactions (and the Lovoo Acquisition) that are paid or otherwise accounted for within 90 days of the consummation of the Transactions (and the Lovoo Acquisition) in an amount not to exceed $1,000,000, minus (b) without duplication and to the extent included in Net Income, any extraordinary gains and any non-cash items of income for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, provided that, for the purposes of calculating EBITDA for any period of four consecutive Fiscal Quarters (each, a “Reference Period”) pursuant to any determination of the Total Leverage Ratio or the Fixed Charge Coverage Ratio, (x) if at any time during such Reference Period any Loan Party shall have sold or otherwise divested of any assets or stock in any Subsidiary, the EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to such assets or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period and (y) if during such Reference Period a Loan Party shall have consummated a Permitted Acquisition, including without limitation the Acquisition of Skout, LLC, the Acquisition of Tagged and the Lovoo Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Acquisition occurred on the first day of such Reference Period.

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2.2    Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended and restated by adding the definition of “Lovoo Holdings Intercompany Investment”, “Lovoo Holdings Intercompany Loan” and “Reference Period”, as follows:
“Lovoo Holdings Intercompany Investment” means an equity investment by the Borrower in Lovoo Holdings made on the Delayed Draw Term Loan Effective Date in an amount not to exceed $25,000,000.
“Lovoo Holdings Intercompany Loan” means an intercompany loan made by the Borrower to Lovoo Holdings on the Delayed Draw Term Loan Effective Date in an aggregate principal amount not to exceed $50,000,000.
“Reference Period” has the meaning assigned to such term in the definition of “Consolidated EBITDA”.
2.3    Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions). Section 6.04 of the Credit Agreement is hereby amended and restated by amending and restating clauses (d) and (e) thereof as follows:
(d)investments by the Borrowers and the Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreement (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary and a Foreign Holdco referred to in Section 5.14), (ii) the aggregate amount of investments (other than the Lovoo Holdings Intercompany Investment) by Loan Parties in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under Section 6.04(e) (other than the Lovoo Holdings Intercompany Loan) and outstanding Guarantees permitted under Section 6.04(f)) shall not exceed $250,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs) and (iii) the Lovoo Holdings Intercompany Investment;
(e)loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement, (ii) the amount of such loans and advances (other than the Lovoo Holdings Intercompany Loan) made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under Section 6.04(d) (other than the Lovoo Holdings Intercompany Investment)and outstanding Guarantees permitted under Section 6.04(e)) shall not exceed $250,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs) and (iii) the Lovoo Holdings Intercompany Loan; provided that such Lovoo Holdings Intercompany Loan shall be evidenced by a promissory note in form and substance satisfactory to the Administrative Agent and such promissory note shall be pledged as security for the Secured Obligations by the Borrower and delivered to the Administrative Agent pursuant to the terms of the Security Agreement;
2.4    Section 6.13 (Negative Pledge). The Credit Agreement is hereby amended and restated to add a new Section 6.13 as follows:
6.13    Negative Pledge. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly, enter into or suffer to exist any Lien or any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of the property or assets of Lovoo Holdings or Lovoo.
3.    Limitation of Amendment.
3.1    The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

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3.2    This Amendment shall be construed in connection with and as part of the Loan
Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Administrative Agent and
Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by
Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by
Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by
Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full in the discretion of the Administrative Agent of each of the following conditions (the “First Amendment Effective Date”):
6.1    The Administrative Agent shall have received a copy of this Amendment duly executed and delivered by all of the Lenders, the Borrower, each other Loan Party and the Administrative Agent;
6.2    The representations and warranties of or on behalf of the Loan Parties in this Amendment are true, accurate and complete (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) on and as of the First Amendment Effective Date;

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6.3    The Loan Parties shall have paid all outstanding costs and expenses owed to the
Administrative Agent pursuant to Section 9.03 of the Credit Agreement, including, without limitation, all reasonable fees, charges and disbursements of counsel for the Administrative Agent;
6.4    The Administrative Agent shall have received all other documents, opinions or materials requested by the Administrative Agent, including, without limitation a promissory note evidencing the Lovoo Holdings Intercompany Loan, in each case, in form and substance reasonably acceptable to the Agent.
7.Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement, each other Loan Document and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document. The Loan Parties hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by the Loan Parties pursuant to the Loan Documents to which it is a party to the Administrative Agent, on behalf and for the benefit of the Lenders, as collateral security for the Secured Obligations, and acknowledge that all of such Liens and security interests, granted, pledged or otherwise created as security for the Secured Obligations continue to be and remain collateral security for the Secured Obligations from and after the First Amendment Effective Date.
8.Reference to and Effect on the Credit Agreement.
8.1    Upon the effectiveness of this Amendment, (A) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby and (B) each reference in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
8.2    Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Credit Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
8.3    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
9.RELEASE. IN CONSIDERATION OF THIS AMENDMENT, THE LOAN PARTIES HEREBY IRREVOCABLY RELEASE AND FOREVER DISCHARGE THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY LOAN PARTY MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE FIRST AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER (COLLECTIVELY, “CLAIMS”) WITH RESPECT TO THE LOAN DOCUMENTS, OTHER THAN ANY CLAIM ARISING SOLELY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PERSON.
10.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

THE MEET GROUP, INC., as Borrower

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

SKOUT, LLC, as a Loan Guarantor

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

IFWE, INC., as a Loan Guarantor

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

COLLECTED LABS LLC, as a Loan Guarantor

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

STIG, LLC, as a Loan Guarantor

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

HI5 INC., as a Loan Guarantor

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, the Swingline Lender and Issuing Bank

By: /s/ William Horstman
Name: William Horstman
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ William Horstman
Name: William Horstman
Title: Authorized Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SILICON VALLEY BANK, as a Lender

By: /s/ Frank Caroccia
Name: Frank Caroccia
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CADENCE BANK, N.A.

By: /s/ Henry Farley
Name: Henry Farley
Title: Assistant Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By: /s/ Robert D. Kane Jr.
Name: Robert D. Kane Jr.
Title: Market President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]